Exhibit 99.4

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Bears Holding Sub, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Bears Holding Sub, Inc. upon completion of the Transaction described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ Camille I. Farhat
Camille I. Farhat

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Bears Holding Sub, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Bears Holding Sub, Inc. upon completion of the Transaction described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ Peter F. Gearen, M.D.
Peter F. Gearen, M.D.

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Bears Holding Sub, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Bears Holding Sub, Inc. upon completion of the Transaction described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ Thomas A. McEachin
Thomas A. McEachin

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Bears Holding Sub, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Bears Holding Sub, Inc. upon completion of the Transaction described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ Mark D. Stolper
Mark D. Stolper

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Bears Holding Sub, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Bears Holding Sub, Inc. upon completion of the Transaction described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ Paul G. Thomas
Paul G. Thomas

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Bears Holding Sub, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Bears Holding Sub, Inc. upon completion of the Transaction described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ Nicholas J. Valeriani
Nicholas J. Valeriani

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Bears Holding Sub, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Bears Holding Sub, Inc. upon completion of the Transaction described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ Shirley A. Weis
Shirley A. Weis

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Bears Holding Sub, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Bears Holding Sub, Inc. upon completion of the Transaction described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ Curtis M. Selquist
Curtis M. Selquist

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Bears Holding Sub, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Bears Holding Sub, Inc. upon completion of the Transaction described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ Christopher R. Sweeney
Christopher R. Sweeney

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Bears Holding Sub, Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Bears Holding Sub, Inc. upon completion of the Transaction described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ Jeffrey C. Lightcap
Jeffrey C. Lightcap